                                                                    EXHIBIT 10.3

                           LETTER OF CREDIT AGREEMENT


Date:  April 5, 1999                      ILEX Oncology, Inc.
                            Accepted by:  /s/ RICHARD L. LOVE
                                          ---------------------
                                          Richard L. Love, President
To:


DG BANK
Deutsche Genossenschaftsbank AG           Swift Code:  GENODEFF
EZD2: Mrs. Werner                         Telex-No.:   412 291 dg
Am Platz der Republik
60265 Frankfurt

Gentlemen,

Please advise Raiffeisenbank Buchloe-Kaufbeuren-Marktoberdorf eG,
Gutenbergstrasse 4,87600 Kaufbeuren the following Standby Letter of Credit in their favour adding your confirmation.

Beneficiary:                              Applicant:
RAIFFEISENBANK                            ILEX Oncology, Inc.
Buchloe-Kaufbeuren-Marktoberdorf eG       11550 IH 10 West, Suite 300
Gutenbergstrasse 4                        San Antonio, Texas 78230
87600 Kaufbeuren/Germany

STANDBY LETTER OF CREDIT NO. __________ FOR 3.000.000,-DEM IN YOUR FAVOR

Gentlemen,

We hereby open our irrevocable Standby Letter of Credit No. ________ in your favour for a maximum amount of
                           3.000.000,-DEM
                           (Three Million German Marks)

including any interest, commission and sundry expenses in support of the credit facilities you are ready to grant to
                           Messrs. P.F.K. Pharma Forschung Kaufbeuren GmbH, Schraderstrasse 4,87600 Kaufbeuren, account no. 6424.

This Standby Letter of Credit is available at sight and on first demand against presentation of:

        your duly signed written statement certifying that Messrs. P.F.K. Pharma Forschung Kaufbeuren GmbH, Schraderstrasse 4,87600 Kaufbeuren, Germany, has not partially or totally fulfilled its obligations towards you in connection with the repayment of the credit facilities granted to it and that the amount you present to us for payment represents an amount past due.

IRREVOCABLE STANDBY LETTERS OF CREDIT NO.


Any statement(s) are to be marked: "drawn under irrevocable Standby Letter of Credit No.________".

Part applications against this Standby Letter of Credit are allowed, however grand total not to exceed maximum of 3.000.000,-DEM.

This Standby Letter of Credit expires on May 3, 1999 in Frankfurt am Main/Germany and is payable at the counters of DG Bank, Deutsche
Genossenschafts Bank AG, Frankfurt am Main/Germany.

All commission and/or fees including issuing banks and confirming bank fee's are for beneficiary account.

Reimbursement: As per your instructions.

"This Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credit (1993 Revision) International Chamber of Commerce Publication No. 500".


-------------------------------
Authorized Signature, unquote

                          COMMERCIAL PLEDGE AGREEMENT

----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL       LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL          ACCOUNT        OFFICER        INITIALS
$1,841,730.00   04-05-1999    05-03-1999       0299          500          6064            2205524           006
----------------------------------------------------------------------------------------------------------------------------------
                           References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
----------------------------------------------------------------------------------------------------------------------------------

BORROWER: ILEX ONCOLOGY, INC. (TIN: 74-2699185)             LENDER: THE FROST NATIONAL BANK
          11550 IH 10 WEST, SUITE 300                               P.O. BOX 1600
          SAN ANTONIO, TX 78230                                     SAN ANTONIO, TX 78296
==================================================================================================================================

THIS COMMERCIAL PLEDGE AGREEMENT IS ENTERED INTO BETWEEN ILEX ONCOLOGY, INC. (REFERRED TO BELOW AS "GRANTOR"); AND THE FROST NATIONAL BANK (REFERRED TO BELOW AS "LENDER").

GRANT OF SECURITY INTEREST. FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement:

     AGREEMENT. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge Agreement from time to time.

     COLLATERAL. The word "Collateral" means the following specifically described property, which Grantor has delivered or agrees to deliver (or cause to be delivered) immediately to Lender, together with all Income and Proceeds as described below:

         ALL OF MY RIGHTS AND INTERESTS IN AN AMOUNT NOT LESS THAN $2,302,163.00 NOW OWNED OR HEREAFTER ACQUIRED, IN AND TO ALL STOCKS, BONDS AND OTHER SECURITIES (INCLUDING BOTH CERTIFICATED AND UNCERTIFICATED SECURITIES), OPTIONS, CERTIFICATES OF DEPOSITS, ANNUITIES, NOTES, INSTRUMENTS, DOCUMENTS, COMMODITIES OR COMMODITIES FUTURES, CERTIFICATES OF TITLE OR OTHER DOCUMENTS EVIDENCING OWNERSHIP OF PROPERTY, CHATTEL PAPER, ACCOUNTS, CONTRACT RIGHTS, MONIES, CLAIMS, DEMANDS, INTERESTS IN PARTNERSHIPS, JOINT VENTURES OR LIMITED PARTNERSHIPS, GENERAL INTANGIBLES AND OTHER ASSETS OF ANY TYPE WHATSOEVER NOW OR HEREAFTER DEPOSITED OR HELD IN THAT CERTAIN CUSTODIAL ACCOUNT WITH ADVISORY SERVICE, ACCOUNT NO. F07555500 (THE "CUSTODIAL ACCOUNT"), WITH LENDER, WHICH CUSTODIAL ACCOUNT WITH ADVISORY SERVICE IS HELD IN MY NAME; TOGETHER WITH ALL SUBSTITUTES AND REPLACEMENT OF ANY SUCH ASSETS HELD IN THE CUSTODIAL ACCOUNT, AND ALL SECURITY FOR THE PAYMENT OF ANY OF THE FOREGOING, AND ALL POLICIES OF INSURANCE RELATING TO ANY OF THE FOREGOING; AND ALL BOOKS AND RECORDS RELATING TO ANY OF THE FOREGOING.

     In addition, the word "Collateral" includes all property of Grantor, in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

         (a) ALL PROPERTY TO WHICH LENDER ACQUIRES TITLE OR DOCUMENTS OF TITLE.

         (b) ALL PROPERTY ASSIGNED TO LENDER.

         (c) ALL PROMISSORY NOTES, BILLS OF EXCHANGE, STOCK CERTIFICATES, BONDS, SAVINGS PASSBOOKS, TIME CERTIFICATES OF DEPOSIT, INSURANCE POLICIES, AND ALL OTHER INSTRUMENTS AND EVIDENCES OF AN OBLIGATION.

         (d) ALL RECORDS RELATING TO ANY OF THE PROPERTY DESCRIBED IN THIS COLLATERAL SECTION, WHETHER IN THE FORM OF A WRITTEN, MICROFILM, MICROFICHE, OR ELECTRONIC MEDIA.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means ILEX ONCOLOGY, INC., its successors and assigns.

     GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     INCOME AND PROCEEDS. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, distributions, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and earned interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise.

     LENDER. The word "Lender" means THE FROST NATIONAL BANK, its successors and assigns.

     NOTE. The word "Note" means the note or credit agreement dated April 5, 1999, in the principal amount of $1,841,730.00 from ILEX ONCOLOGY, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     OBLIGOR. The word "Obligor" means and includes without limitation any and all persons or entities obligated to pay money or to perform some other act under the Collateral.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

04-05-1999                COMMERCIAL PLEDGE AGREEMENT                     PAGE 2
LOAN NO 0299                      (CONTINUED)
================================================================================

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

     OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

     RIGHT TO PLEDGE. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

     BINDING EFFECT. This Agreement is binding upon Grantor, as well as Grantor's heirs, successors, representatives and assigns, and is legally enforceable in accordance with its terms.

     NO FURTHER ASSIGNMENT. Grantor has not, and will not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     NO DEFAULTS. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements contained in the Collateral which are to be performed by Grantor, if any.

     NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO COLLATERAL. Lender may hold the Collateral until all the Indebtedness has been paid and satisfied and thereafter may deliver the Collateral to any Grantor. Lender shall have the following rights in addition to all other rights it may have by law:

     MAINTENANCE AND PROTECTION OF COLLATERAL. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including payment of any liens or claims against the Collateral. Lender may charge any cost incurred in so doing to Grantor.

     INCOME AND PROCEEDS FROM THE COLLATERAL. Lender may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lender immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

     APPLICATION OF CASH. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

     TRANSACTIONS WITH OTHERS. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change in terms or conditions, or (c) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

     ALL COLLATERAL SECURES INDEBTEDNESS. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender and whether or not the office or branch where the Indebtedness is created is aware of or relies upon the Collateral.

     COLLECTION OF COLLATERAL. Lender, at Lender's option, may, but need not, collect directly from the Obligors on any of the Collateral all Income and Proceeds or other sums of money and other property due and to become due under the Collateral, and Grantor authorizes and directs the Obligors, if Lender exercises such option, to pay and deliver to Lender all Income and Proceeds and other sums of money and other property payable by the terms of the Collateral and to accept Lender's receipt for the payments.

     POWER OF ATTORNEY. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral;
     (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

     PERFECTION OF SECURITY INTEREST. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon request of Lender, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear Interest at the Note rate from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand,
(b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (a) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (b) preservation of rights against parties to the Collateral or against third persons, (c) ascertaining any maturities, calls, conversions, exchanges, offers, lenders, or similar matters relating to any of the Collateral, or (d) informing Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

04-05-1999                COMMERCIAL PLEDGE AGREEMENT                     PAGE 3
LOAN NO 0299                       (CONTINUED)
================================================================================

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the indebtedness.

     OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     INSECURITY. Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

     ACCELERATE INDEBTEDNESS. Declare all Indebtedness immediately due and payable, without notice of any kind to Grantor.

     COLLECT THE COLLATERAL. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

     SELL THE COLLATERAL. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

     REGISTER SECURITIES. Register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

     SELL SECURITIES. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that Lender shall have no obligation to delay sale until the securities can be registered, and may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor nor any member of Grantor's family will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

     FORECLOSURE. Maintain a judicial suit for foreclosure and sale of the Collateral.

     TRANSFER TITLE. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     OTHER RIGHTS AND REMEDIES. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

     APPLICATION OF PROCEEDS. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorney fees as provided below, and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

     CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF TEXAS. IF THERE IS A LAWSUIT, AND IF

04-05-1999                    COMMERCIAL PLEDGE AGREEMENT                 PAGE 4
LOAN NO 0299                        (CONTINUED)

================================================================================

     THE TRANSACTION EVIDENCED BY THIS AGREEMENT OCCURRED IN BEXAR COUNTY, GRANTOR AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BEXAR COUNTY, THE STATE OF TEXAS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

     ATTORNEY'S FEES AND OTHER COSTS. Lender may hire an attorney to help collect the Note if Grantor does not pay, and Grantor will pay Lender's reasonable attorneys' fees. Grantor also will pay Lender all other amounts actually incurred by Lender as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing the Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for the Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

OTHER PARTIES AND OTHER COLLATERAL. No renewal or extension of or any other indulgence with respect to the indebtedness or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor or surety) liable on the Indebtedness, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Indebtedness or any security thereof or under this Agreement shall in any manner impair or affect the rights of Lender under the law, hereunder, or under any agreement pertaining to the Collateral. Lender need not file suit or assert a claim for personal judgment against any person for any part of the Indebtedness or seek to realize upon any other security for the Indebtedness, before foreclosing upon the Collateral for the purpose of paying the Indebtedness. I waive any right to the benefit of or to require or control application of any other security or proceeds thereof, and agree that Lender shall have no duty or obligation to me to apply to the Indebtedness any such other security or proceeds thereof.

PARTIES BOUND. Lender's rights hereunder shall inure to the benefit of its successors and assigns, and in the event of any assignment or transfer of the Note or the Property, Lender thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Lender shall retain all rights and powers hereby given with respect to the note or Collateral not so assigned or transferred. All my representations, warranties and agreements, if more than one, are joint and several, and all shall be binding upon my personal representatives, heirs, successors and assigns. I may not assign any rights, duties or obligations hereunder without the prior written consent of Lender.

CONTINUATION OF SECURITY INTEREST. It is expressly agreed that upon any termination of the Custodial Account and/or the Credit Line Agreement, the security interest herein granted in the Property shall remain in full force and effect until the Indebtedness has been fully paid and discharged, notwithstanding the termination of the Custodial Account and/or the Credit Line Agreement or the fact that the assets comprising the Property may no longer be held in the Custodial Account. I irrevocably appoint Lender, its agents or employees, as my agent and attorney-in-fact to execute and file any documents and give any notices which may be necessary to evidence the continuation of said security interest after termination of the Custodial Account and/or the Credit Line Agreement.

ENFORCEABILITY. This Pledge Agreement shall remain in full force and effect regardless of whether the liability of any other Obligor or any other party liable upon the Indebtedness may have ceased, or irrespective of the validity or enforceability of any other instrument executed in connection with the Indebtedness, and notwithstanding the reorganization, death, incapacity or bankruptcy of any other party liable on the Indebtedness or the reorganization, my death, incapacity or bankruptcy or any other event or proceeding affecting me or any other party liable on the Indebtedness. The grant of a security interest hereunder and all of Lender's rights, powers and remedies in connection therewith shall remain in full force and effect until Lender has executed a written termination statement and reassigned or released to me, without recourse, the Property and all rights conveyed hereby.

FACSIMILE DOCUMENTS AND SIGNATURES. For purposes of negotiating and finalizing this document, if this document is transmitted by facsimile machine ("fax"), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a fax machine shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. At the request of any party, any faxed document shall be re-executed by each signatory party in an original form.

04-05-1999               COMMERCIAL PLEDGE AGREEMENT                     PAGE 5
LOAN NO 0299                  (CONTINUED)
===============================================================================

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS PLEDGE AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 5, 1999.

GRANTOR:

ILEX ONCOLOGY, INC.

By: /s/ RICHARD L. LOVE
   ----------------------------------------
   RICHARD L. LOVE, President

===============================================================================

M023

TX-DDD 1436 CST 04/29/99
18
TRT
*166995 FROSTBK
841412291?
088857 1536 04/29
GA
41229-1 DG D
*166995 FROSTBK
TO:  DG Bank
     DEUTSCHE GENOSSENSCHAFTSBANK AG
     EZD2: MRS. WERNER
     AM PLATZ DER REPUBLIK
     60265 FRANKFURT

MESSAGE NO.   18

THIS TEST IS TESTED WITH CITIBANK N.A., NEW YORK TESTING KEYS FOR
AUTHENTICATION PURPOSES ONLY. PLEASE VERIFY THIS TEST NUMBER WITH THEM. THEIR TELEX NUMBER NO. 669720

TEST NO.            For No Amount
                    Dated April 29, 1999

Attn:     Documentary Credits

We hereby issue Amendment No. 1 to our Irrevocable Standby Letter of Credit No. 22874-S, in the amount of 3,000,000.-DEM in favor of RAIFFEISENBANK, Buchloe-Kaufbeuren-Marktoberdorf eG Gutenbergstrasse 4, 87600
Kaufbeuren/Germany, for the account of Ilex Oncology, Inc., 11550 IH 10 West-Suite 300, San Antonio, Texas 78230, as follows:

The expiration date is extended to June 30, 1999.

All other terms and conditions remain unchanged.

Note: "If you are unable to comply with this instrument, please advise The Frost National Bank, San Antonio, Texas in writing within ten (10) business days. This Amendment is considered accepted if The Frost National Bank is not notified within ten (10) business days."

Please obtain acceptance of Amendment No. 1 and advise us by tested message of the acceptance. Thank you for your assistance.

This Telex is the operative instrument as per Article 11-A. No airmail confirmation will follow.

"This credit is subject to the current Uniform Customs and Practice for Documentary Credits (1993 Revision) issued by the International Chamber of Commerce Publication No. 500."

Regards,

Gloria A. Munoz, Vice President
Letters of Credit Dept.
The Frost National Bank, San Antonio, Texas USA
April 29, 1999    GAM/vmb